SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 10, 1999 (Date of earliest event reported) Nationslink Funding Corp. as Sponsor) (Issuer in Respect of Commercial Mortgage Pass-Through Certificates Series 1999-SL) Exact name of registrant as specified in charter) Delaware 333-66805-03 99-637747 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) 100 North Tyron St, Charlotte, North Carolina 28255 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (704) 386-2400 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This Current Report on Form 8-K relates to the monthly distribution reported to the holders of Nationslink Funding Corp. Commercial Mortgage Pass-Through Certificates Series 1999-SL which was made on December 10, 2001. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on December 10, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF NATIONSLINK FUNDING CORPORATION, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: December 10, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Cathy Johnson (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Nationslink Funding Corporation Bank of America NT&SA as Primary Servicer ORIX Real Estate Capital Markets, LLC as Master Servicer Commercial Mortgage Pass-Through Certificates, Series 1999-SL ABN AMRO Acct: 67-8161-40-7 0 Statement Date 12/10/01 Payment Date: 12/10/01 Prior Payment: 11/13/01 Record Date: 11/30/01 WAC: 8.15% WAMM: 72 Number Of Pages Table Of Contents 1 REMIC Certificate Report 1 Other Related Information 3 Asset Backed Facts Sheets 3 Delinquency Loan Detail Mortgage Loan Characteristics 3 Total Pages Included In This 11 Specially Serviced Loan DetailAppendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Information is available for this issue from the following sources LaSalle Web Site www.etrustee.net LaSalle Bulletin Board (714) 282-3990 0 0 0 0 Monthly Data File Name: 0413MMYY.EXE Grantor Trust Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 A-1 264,690,383.00 0.00 63859CCP6 1000.000000000 0.000000000 A-2 75,459,076.00 63,593,536.01 63859CCQ4 1000.000000000 842.755297057 A-3 43,385,473.00 43,385,473.00 63859CCR2 1000.000000000 1000.000000000 A-4 101,223,518.00 101,223,518.00 63859CCS0 1000.000000000 1000.000000000 A-5 71,067,402.00 71,067,402.00 63859CCT8 1000.000000000 1000.000000000 A-6 85,328,198.00 81,593,636.70 63859CCU5 1000.000000000 956.232975880 A-1V 325,206,513.00 170,235,876.76 63859CCV3 1000.000000000 523.470071954 B 47,139,539.00 46,519,659.19 63859CCW1 1000.000000000 986.850108780 C 41,247,097.00 40,704,701.80 63859CCX9 1000.000000000 986.850100020 D 38,300,876.00 37,797,223.10 63859CCY7 1000.000000000 986.850094499 E 20,623,548.00 20,352,350.90 63859CCZ4 1000.000000000 986.850123946 F 47,139,539.00 46,519,659.19 63859CDA8 1000.000000000 986.850108780 G 17,677,331.00 17,444,872.20 63859CDB6 1000.000000000 986.849892668 X 1,178,488,493.00N 775,327,653.25 63859CDC4 1000.000000000 657.900062542 P 0.00 0.00 9ABSC468 1000.000000000 0.000000000 1,178,488,493.00 740,437,908.85 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 0.00 0.00 63859CCP6 0.000000000 0.000000000 0.000000000 A-2 3,298,329.11 0.00 0.00 63859CCQ4 43.710170928 0.000000000 0.000000000 A-3 0.00 0.00 0.00 63859CCR2 0.000000000 0.000000000 0.000000000 A-4 0.00 0.00 0.00 63859CCS0 0.000000000 0.000000000 0.000000000 A-5 0.00 0.00 0.00 63859CCT8 0.000000000 0.000000000 0.000000000 A-6 373,612.63 0.00 0.00 63859CCU5 4.378536507 0.000000000 0.000000000 A-1V 4,815,613.86 0.00 0.00 63859CCV3 14.807864134 0.000000000 0.000000000 B 743,435.52 0.00 0.00 63859CCW1 15.770954400 0.000000000 0.000000000 C 650,506.09 0.00 0.00 63859CCX9 15.770954499 0.000000000 0.000000000 D 604,041.37 0.00 0.00 63859CCY7 15.770954429 0.000000000 0.000000000 E 325,253.05 0.00 0.00 63859CCZ4 15.770955124 0.000000000 0.000000000 F 743,435.52 0.00 0.00 63859CDA8 15.770954400 0.000000000 0.000000000 G 278,788.32 0.00 0.00 63859CDB6 15.770950943 0.000000000 0.000000000 X 0.00 0.00 0.00 63859CDC4 0.000000000 0.000000000 0.000000000 P 0.00 0.00 0.00 9ABSC468 0.000000000 0.000000000 0.000000000 11,833,015.47 0.00 0.00 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 0.00 0.00 63859CCP6 0.000000000 0.000000000 0.000000000 A-2 60,295,206.90 323,055.16 0.00 63859CCQ4 799.045126129 4.281196870 0.000000000 A-3 43,385,473.00 227,665.27 0.00 63859CCR2 1000.000000000 5.247500010 0.000000000 A-4 101,223,518.00 561,284.41 0.00 63859CCS0 1000.000000000 5.545000027 0.000000000 A-5 71,067,402.00 407,926.89 0.00 63859CCT8 1000.000000000 5.740000035 0.000000000 A-6 81,220,024.07 449,308.96 0.00 63859CCU5 951.854439373 5.265656261 0.000000000 A-1V 165,420,262.90 346,146.28 0.00 63859CCV3 508.662207820 1.064389138 0.000000000 B 45,776,223.67 268,340.90 0.00 63859CCW1 971.079154380 5.692480361 0.000000000 C 40,054,195.71 244,804.86 0.00 63859CCX9 971.079145521 5.935080959 0.000000000 D 37,193,181.73 238,091.01 0.00 63859CCY7 971.079140070 6.216333277 0.000000000 E 20,027,097.85 101,761.75 0.00 63859CCZ4 971.079168822 4.934250402 0.000000000 F 45,776,223.67 251,981.49 0.00 63859CDA8 971.079154380 5.345438147 0.000000000 G 17,166,083.88 94,493.06 0.00 63859CDB6 971.078941725 5.345437046 0.000000000 X 762,937,061.13 2,136,145.50 0.00 63859CDC4 647.386093001 1.812614644 0.000000000 P 0.00 2,081.47 0.00 9ABSC468 0.000000000 0.001766220 0.000000000 728,604,893.38 5,653,087.01 0.00 Total P&I Paymen 17486102.48 Pass-Through Class Rate (2) CUSIP Next Rate (3) A-1 5.81% 63859CCP6 FIXED A-2 6.10% 63859CCQ4 FIXED A-3 6.30% 63859CCR2 FIXED A-4 6.65% 63859CCS0 FIXED A-5 6.89% 63859CCT8 FIXED A-6 6.61% 63859CCU5 FIXED A-1V 2.44% 63859CCV3 2.39% B 6.92% 63859CCW1 6.92% C 7.22% 63859CCX9 7.22% D 7.56% 63859CCY7 7.56% E 6.00% 63859CCZ4 6.00% F 6.50% 63859CDA8 6.50% G 6.50% 63859CDB6 6.50% X 63859CDC4 NONE P 9ABSC468 NONE Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated REMIC IV Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 UA1 264,690,383.00 0.00 None 1000.000000000 0.000000000 UA2 75,459,076.00 63,593,536.01 None 1000.000000000 842.755297057 UA3 43,385,473.00 43,385,473.00 None 1000.000000000 1000.000000000 UA4 101,223,518.00 101,223,518.00 None 1000.000000000 1000.000000000 UA5 71,067,402.00 71,067,402.00 None 1000.000000000 1000.000000000 UA6 85,328,198.00 81,593,636.70 None 1000.000000000 956.232975880 UA1V 325,206,513.00 170,235,876.77 None 1000.000000000 523.470071985 UB 47,139,539.00 46,519,659.19 None 1000.000000000 986.850108780 UC 41,247,097.00 40,704,701.80 None 1000.000000000 986.850100020 UD 38,300,876.00 37,797,223.10 None 1000.000000000 986.850094499 UE 20,623,548.00 20,352,350.90 None 1000.000000000 986.850123946 UF 47,139,539.00 46,519,659.19 None 1000.000000000 986.850108780 UG 17,677,331.00 17,444,872.20 None 1000.000000000 986.849892668 UX1 1,178,488,493.00N 740,437,908.85 None 1000.000000000 628.294559725 UX2 0.00 0.00 None 1000.000000000 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 UA1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA2 3,298,329.11 0.00 0.00 None 43.710170928 0.000000000 0.000000000 UA3 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA4 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA5 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA6 373,612.63 0.00 0.00 None 4.378536507 0.000000000 0.000000000 UA1V 4,815,613.86 0.00 0.00 None 14.807864134 0.000000000 0.000000000 UB 743,435.52 0.00 0.00 None 15.770954400 0.000000000 0.000000000 UC 650,506.09 0.00 0.00 None 15.770954499 0.000000000 0.000000000 UD 604,041.37 0.00 0.00 None 15.770954429 0.000000000 0.000000000 UE 325,253.05 0.00 0.00 None 15.770955124 0.000000000 0.000000000 UF 743,435.52 0.00 0.00 None 15.770954400 0.000000000 0.000000000 UG 278,788.32 0.00 0.00 None 15.770950943 0.000000000 0.000000000 UX1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UX2 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 UA1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA2 60,295,206.90 323,055.16 0.00 None 799.045126129 4.281196870 0.000000000 UA3 43,385,473.00 227,665.27 0.00 None 1000.000000000 5.247500010 0.000000000 UA4 101,223,518.00 561,284.41 0.00 None 1000.000000000 5.545000027 0.000000000 UA5 71,067,402.00 407,926.89 0.00 None 1000.000000000 5.740000035 0.000000000 UA6 81,220,024.07 449,308.96 0.00 None 951.854439373 5.265656261 0.000000000 UA1V 165,420,262.91 346,146.28 0.00 None 508.662207851 1.064389138 0.000000000 UB 45,776,223.67 268,340.90 0.00 None 971.079154380 5.692480361 0.000000000 UC 40,054,195.71 244,804.86 0.00 None 971.079145521 5.935080959 0.000000000 UD 37,193,181.73 238,091.01 0.00 None 971.079140070 6.216333277 0.000000000 UE 20,027,097.85 101,761.75 0.00 None 971.079168822 4.934250402 0.000000000 UF 45,776,223.67 251,981.49 0.00 None 971.079154380 5.345438147 0.000000000 UG 17,166,083.88 94,493.06 0.00 None 971.078941725 5.345437046 0.000000000 UX1 728,604,893.38 1,905,699.28 0.00 None 618.253718817 1.617070757 0.000000000 UX2 0.00 230,446.22 0.00 None 0.000000000 0.195543886 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Pass-Through Class Rate (2) CUSIP Next Rate (3) UA1 5.81% None 5.81% UA2 6.10% None 6.10% UA3 6.30% None 6.30% UA4 6.65% None 6.65% UA5 6.89% None 6.89% UA6 6.61% None 6.61% UA1V 2.44% None 2.44% UB 6.92% None 6.92% UC 7.22% None 7.22% UD 7.56% None 7.56% UE 6.00% None 6.00% UF 6.50% None 6.50% UG 6.50% None 6.50% UX1 2.23% None UX2 None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 R-IV 0.00 0.00 None 1000.000000000 0.000000000 1,178,488,493.00 0.00 740,437,908.86 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 R-IV 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 11,833,015.47 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 R-IV 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 728,604,893.39 5,651,005.54 0.00 Total P&I Paymen17,484,021.01 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Pass-Through Class Rate (2) CUSIP Next Rate (3) R-IV None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated REMIC III Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 MA1 264,690,383.00 0.00 None 1000.000000000 0.000000000 MA2 75,459,076.00 63,593,536.01 None 1000.000000000 842.755297057 MA3 43,385,473.00 43,385,473.00 None 1000.000000000 1000.000000000 MA4 101,223,518.00 101,223,518.00 None 1000.000000000 1000.000000000 MA5 71,067,402.00 71,067,402.00 None 1000.000000000 1000.000000000 MA6 85,328,198.00 81,593,636.70 None 1000.000000000 956.232975880 MA1V 325,206,513.00 170,235,876.76 None 1000.000000000 523.470071954 MB 47,139,539.00 46,519,659.19 None 1000.000000000 986.850108780 MC 41,247,097.00 40,704,701.80 None 1000.000000000 986.850100020 MD 38,300,876.00 37,797,223.10 None 1000.000000000 986.850094499 ME 20,623,548.00 20,352,350.90 None 1000.000000000 986.850123946 MF 47,139,539.00 46,519,659.19 None 1000.000000000 986.850108780 MG 17,677,331.00 17,444,872.20 None 1000.000000000 986.849892668 MX 1,178,488,493.00N 740,437,908.85 None 1000.000000000 628.294559725 R-III 0.00 0.00 None 1000.000000000 0.000000000 1,178,488,493.00 0.00 740,437,908.85 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 MA1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA2 3,298,329.11 0.00 0.00 None 43.710170928 0.000000000 0.000000000 MA3 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA4 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA5 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA6 373,612.63 0.00 0.00 None 4.378536507 0.000000000 0.000000000 MA1V 4,815,613.86 0.00 0.00 None 14.807864134 0.000000000 0.000000000 MB 743,435.52 0.00 0.00 None 15.770954400 0.000000000 0.000000000 MC 650,506.09 0.00 0.00 None 15.770954499 0.000000000 0.000000000 MD 604,041.37 0.00 0.00 None 15.770954429 0.000000000 0.000000000 ME 325,253.05 0.00 0.00 None 15.770955124 0.000000000 0.000000000 MF 743,435.52 0.00 0.00 None 15.770954400 0.000000000 0.000000000 MG 278,788.32 0.00 0.00 None 15.770950943 0.000000000 0.000000000 MX 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 R-III 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 11,833,015.47 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 MA1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA2 60,295,206.90 323,055.16 -96,979.14 None 799.045126129 4.281196870 -1.285188544 MA3 43,385,473.00 227,665.27 -58,895.09 None 1000.000000000 5.247500010 -1.357484105 MA4 101,223,518.00 561,284.40 -107,295.33 None 1000.000000000 5.544999928 -1.059984202 MA5 71,067,402.00 407,926.89 -61,472.18 None 1000.000000000 5.740000035 -0.864984202 MA6 81,220,024.07 449,308.96 -89,615.72 None 951.854439373 5.265656261 -1.050247422 MA1V 165,420,262.90 346,146.28 -778,258.99 None 508.662207820 1.064389138 -2.393122397 MB 45,776,223.67 268,340.90 -38,920.71 None 971.079154380 5.692480361 -0.825648931 MC 40,054,195.71 244,804.86 -24,049.05 None 971.079145521 5.935080959 -0.583048305 MD 37,193,181.73 238,091.01 -11,559.05 None 971.079140070 6.216333277 -0.301795969 ME 20,027,097.85 101,761.76 -32,665.20 None 971.079168822 4.934250886 -1.583878778 MF 45,776,223.67 251,981.48 -55,280.13 None 971.079154380 5.345437935 -1.172691358 MG 17,166,083.88 94,493.05 -20,730.05 None 971.078941725 5.345436480 -1.172691172 MX 728,604,893.38 230,446.22 0.00 None 618.253718817 0.195543886 0.000000000 R-III 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 728,604,893.38 3,745,306.24 -1,375,720.64 Total P&I Paymen15,578,321.71 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Pass-Through Class Rate (2) CUSIP Next Rate (3) MA1 7.93% None 7.80% MA2 7.93% None 7.80% MA3 7.93% None 7.80% MA4 7.93% None 7.80% MA5 7.93% None 7.80% MA6 7.93% None 7.80% MA1V 7.93% None 7.80% MB 7.93% None 7.80% MC 7.93% None 7.80% MD 7.93% None 7.80% ME 7.93% None 7.80% MF 7.93% None 7.80% MG 7.93% None 7.80% MX None R-III None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated REMIC II Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 L2T1 1,154,918,723.00 759,821,099.81 None 1000.000000000 657.900062297 L2T2 11,784,885.00 7,362,342.66 None 1000.000000000 624.727577740 L2T3 11,784,885.00 8,144,210.67 None 1000.000000000 691.072562015 L2T1N 1,154,918,723.00N 759,821,099.81 None 1000.000000000 657.900062297 L2T2N 11,784,885.00N 7,362,342.66 None 1000.000000000 624.727577740 L2T3N 11,784,885.00N 8,144,210.67 None 1000.000000000 691.072562015 1,178,488,493.00 0.00 775,327,653.14 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 L2T1 12,142,780.28 0.00 0.00 None 10.513969545 0.000000000 0.000000000 L2T2 123,905.92 0.00 0.00 None 10.513969377 0.000000000 0.000000000 L2T3 123,905.91 0.00 0.00 None 10.513968528 0.000000000 0.000000000 L2T1N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 L2T2N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 L2T3N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 12,390,592.11 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 L2T1 747,678,319.53 4,792,769.05 0.00 None 647.386092753 4.149875619 0.000000000 L2T2 7,238,436.74 33,336.66 -13,103.23 None 614.213608364 2.828764133 -1.111867447 L2T3 8,020,304.76 36,876.97 -14,494.76 None 680.558593486 3.129175210 -1.229944968 L2T1N 747,678,319.53 225,837.29 0.00 None 647.386092753 0.195543882 0.000000000 L2T2N 7,238,436.74 2,188.27 0.00 None 614.213608364 0.185684459 0.000000000 L2T3N 8,020,304.76 2,420.66 0.00 None 680.558593486 0.205403786 0.000000000 762,937,061.03 5,093,428.90 -27,597.99 Total P&I Paymen17,484,021.01 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Pass-Through Class Rate (2) CUSIP Next Rate (3) L2T1 7.57% None 7.80% L2T2 7.57% None 7.80% L2T3 7.57% None 7.80% L2T1N 0.36% None 7.80% L2T2N 0.36% None 7.80% L2T3N 0.36% None 7.80% Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated REMIC I Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 L1T1 1,154,918,723.00 759,821,099.81 None 1000.000000000 657.900062297 L1T2 11,784,885.00 7,362,342.66 None 1000.000000000 624.727577740 L1T3 11,784,885.00 8,144,210.65 None 1000.000000000 691.072560318 R-I 0.00 0.00 9ABSC521 1000.000000000 0.000000000 R 0.00 0.00 9ABSC469 1000.000000000 0.000000000 1,178,488,493.00 775,327,653.12 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 L1T1 12,142,780.28 0.00 0.00 None 10.513969545 0.000000000 0.000000000 L1T2 123,905.92 0.00 0.00 None 10.513969377 0.000000000 0.000000000 L1T3 123,905.92 0.00 0.00 None 10.513969377 0.000000000 0.000000000 R-I 0.00 0.00 0.00 9ABSC521 0.000000000 0.000000000 0.000000000 R 0.00 0.00 0.00 9ABSC469 0.000000000 0.000000000 0.000000000 12,390,592.12 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 L1T1 747,678,319.53 5,018,606.34 0.00 None 647.386092753 4.345419500 0.000000000 L1T2 7,238,436.74 35,524.93 -13,103.23 None 614.213608364 3.014448592 -1.111867447 L1T3 8,020,304.73 39,297.62 -14,494.76 None 680.558590941 3.334578148 -1.229944968 R-I 0.00 0.00 0.00 9ABSC521 0.000000000 0.000000000 0.000000000 R 0.00 0.00 0.00 9ABSC469 0.000000000 0.000000000 0.000000000 762,937,061.00 5,093,428.89 -27,597.99 Total P&I Paymen17,484,021.01 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Pass-Through Class Rate (2) CUSIP Next Rate (3) L1T1 7.93% None 7.80% L1T2 7.93% None 7.80% L1T3 7.93% None 7.80% R-I 9ABSC521 R 9ABSC469 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Other Related Information Interest Summary Current Scheduled Interest 5,265,249.76 Less Delinquent Interest -1,672,451.25 Less Deferred Interest 0.00 Plus Advance Interest 1,617,053.82 Plus Unscheduled Interest 0.00 PPIS Reducing Scheduled Interest -13,147.51 Less Total Fees Paid To Servicer -87,545.76 Less Misc. Fees & Expenses -766.51 Less Non Recoverable Advances 0.00 Plus Prepayment Premiums 2,081.47 Interest Due Trust 5,110,474.02 Less Trustee Fee -2,067.91 Less Fee Strips Paid by Trust -12,895.74 Less Misc. Fees Paid by Trust 0.00 Remittance Interest 5,095,510.37 Pool Balance Summary Component Balance Count Beginning Pool 775,327,653.25 1899 Scheduled Principal Distribution 3,329,426.56 0 Unscheduled Principal Distribution 9,061,165.56 26 Deferred Interest 0.00 0 Liquidations 0.00 0 Repurchases 0.00 0 Ending Pool 762,937,061.13 1873 Servicing Fee Summary Current Servicing Fees 87,545.76 Delinquent Servicing Fees 41,410.42 Servicing Fee Shortfall 358.63 Unscheduled Servicing Fees 0.00 Total Servicing Fees Paid 129,314.82 PPIS Summary Gross PPIS 13,147.51 Gross PPIE 0.00 PPIS Covered by Excess Interest 13,147.51 PPIE Added to Excess Interest 0.00 PPIS Due Certificate 0.00 Principal Summary Scheduled Principal: 0.00 Current Scheduled Principal 2,158,532.62 Advanced Scheduled Principal 1,170,893.94 Scheduled Principal Distribution 3,329,426.56 Unscheduled Principal: 0.00 Curtailments 628,696.39 Prepayments in Full 8,430,584.56 Liquidation Proceeds 0.00 Repurchase Proceeds 0.00 Other Principal Proceeds 1,884.61 Unscheduled Principal Distribution 9,061,165.56 Remittance Principal 12,390,592.12 Servicer Wire Amount 17,486,102.49 The Available Distribution Amount for this Distribution Da 17,486,102.48 Aggregate amount of P&I Advances: Aggregate Amount in Grace Day Period: 2,785,953.10 Aggregate Amount past the Grace Day Period: 16,235.53 Total Aggregate P& I Advances on delinquent loans: 2,802,188.63 Additional Servicing Advances: 0.00 Aggregate Servicing and P&I Advances made in respect 2,802,188.63 of the immediately preceding Distribution Date: Aggregate Stated Principal Balance of the Mortgage Pool 775,327,653.25 immediately before such distribution date Aggregate Stated Principal Balance of the Mortgage Pool 762,937,061.13 immediately after such distribution date Ending Number of Loans: 1,873.00 Ending Aggregate Principal Balance: 762,937,061.13 Weighted Average Mortgage Rate of the Mortgage Pool: 7.93% Weighted Average remaining term to maturity: 72.00 Overcollateralization Amount for such Distribution Date: 34,332,167.75 Excess Cash Flow for such Distribution Date: 2,136,145.50 Pass Uncapped Pass Accrued Certificate Through RateThrough Rate Interest Class A-1 5.81% 5.81% 0.00 Class A-2 6.10% 6.10% 323,055.16 Class A-3 6.30% 6.30% 227,665.27 Class A-4 6.65% 6.65% 561,284.41 Class A-5 6.89% 6.89% 407,926.89 Class A-6 6.61% 6.61% 449,308.96 Class A-1V 2.44% 2.44% 346,146.28 Class B 6.92% 6.92% 268,340.90 Class C 7.22% 7.22% 244,804.86 Class D 7.56% 7.56% 238,091.01 Class E 6.00% 6.00% 101,761.75 Class F 6.50% 6.50% 251,981.49 Class G 6.50% 6.50% 94,493.06 Distributed Interest Prior Interest Certificate Interest Carryover Shortfall Class A-1 0.00 0.00 0.00 Class A-2 323,055.16 0.00 0.00 Class A-3 227,665.27 0.00 0.00 Class A-4 561,284.41 0.00 0.00 Class A-5 407,926.89 0.00 0.00 Class A-6 449,308.96 0.00 0.00 Class A-1V 346,146.28 0.00 0.00 Class B 268,340.90 0.00 0.00 Class C 244,804.86 0.00 0.00 Class D 238,091.01 0.00 0.00 Class E 101,761.75 0.00 0.00 Class F 251,981.49 0.00 0.00 Class G 94,493.06 0.00 0.00 Realized Losses for Current Period: 0.00 Additional Trust Fund Expenses: 0.00 Aggregate Amount of Servicing Fees Paid: 0.00 Primary Servicer: 87,545.76 Master Servicer: 12,895.74 Special Servicer: 574.92 Total Amount of Servicing Fees: 101,016.43 Asset Backed Facts - Pool Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 12/10/01 3 1,268,909 0 01/00/00 0.160% 0.166% 0.000% 11/13/01 2 224,195 0 01/00/00 0.105% 0.029% 0.000% 10/10/01 2 274,998 0 01/00/00 0.104% 0.035% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 2 1,316,500 0 01/00/00 0.100% 0.162% 0.000% 07/10/01 2 1,320,407 0 01/00/00 0.098% 0.158% 0.000% 06/11/01 3 970,770 0 01/00/00 0.145% 0.114% 0.000% 05/10/01 2 1,253,935 0 01/00/00 0.095% 0.146% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 3 1,580,430 0 01/00/00 0.137% 0.176% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 2 828,150 0 01/00/00 0.089% 0.090% 0.000% 11/10/00 3 827,566 0 01/00/00 0.132% 0.089% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% *** Two of the four loans delinquent, made payment on 6/8/99. The other two loans, the borrower's are in the process of reissuing payments. *** Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 12/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 12/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 12/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 12/10/01 26 8,430,585 8.1492% 01/00/00 1.388% 1.105% 11/13/01 30 8,326,265 8.1968% 01/00/00 1.580% 1.074% 10/10/01 32 8,231,504 8.2553% 01/00/00 1.659% 1.045% 09/10/01 39 10,986,005 8.3480% 01/00/00 1.989% 1.374% 08/10/01 35 16,890,517 8.4186% 01/00/00 1.750% 2.074% 07/10/01 41 10,022,690 8.5466% 01/00/00 2.015% 1.200% 06/11/01 29 8,531,739 8.6543% 01/00/00 1.397% 1.005% 05/10/01 28 7,227,914 8.7031% 01/00/00 1.330% 0.839% 04/10/01 28 9,518,677 8.7717% 01/00/00 1.313% 1.091% 03/12/01 22 5,449,512 8.8176% 01/00/00 1.018% 0.615% 02/12/01 22 6,773,240 8.8793% 01/00/00 1.007% 0.756% 01/10/01 34 10,149,115 8.9081% 01/00/00 1.541% 1.120% 12/11/00 25 8,748,178 8.9067% 01/00/00 1.116% 0.950% 11/10/00 30 9,776,771 8.9110% 01/00/00 1.324% 1.048% 10/10/00 17 4,803,134 8.8915% 01/00/00 0.740% 0.507% 09/11/00 22 8,077,418 8.8696% 01/00/00 0.951% 0.844% Distribution Date Remit 12/10/01 7.9260% 01/00/00 11/13/01 7.9734% 01/00/00 10/10/01 8.0321% 01/00/00 09/10/01 8.1246% 01/00/00 08/10/01 8.1953% 01/00/00 07/10/01 8.3234% 01/00/00 06/11/01 8.4310% 01/00/00 05/10/01 8.4799% 01/00/00 04/10/01 8.5484% 01/00/00 03/12/01 8.5947% 01/00/00 02/12/01 8.6559% 01/00/00 01/10/01 8.6847% 01/00/00 12/11/00 8.6835% 01/00/00 11/10/00 8.6877% 01/00/00 10/10/00 8.6683% 01/00/00 09/11/00 8.6462% 01/00/00 Asset Backed Facts - Group 1 Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 12/10/01 3 1,268,909 0 01/00/00 0.214% 0.212% 0.000% 11/13/01 2 224,195 0 01/00/00 0.141% 0.037% 0.000% 10/10/01 2 274,998 0 01/00/00 0.140% 0.045% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 1 364,498 0 01/00/00 0.068% 0.058% 0.000% 07/10/01 1 366,048 0 01/00/00 0.067% 0.057% 0.000% 06/11/01 1 39,062 0 01/00/00 0.066% 0.006% 0.000% 05/10/01 1 1,118,121 0 01/00/00 0.065% 0.170% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 3 1,580,430 0 01/00/00 0.188% 0.233% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 1 109,137 0 01/00/00 0.061% 0.016% 0.000% 11/10/00 3 827,566 0 01/00/00 0.182% 0.118% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 12/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 12/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 12/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 12/10/01 11 4,572,645 8.6044% 01/00/00 0.783% 0.765% 11/13/01 17 3,486,819 8.6140% 01/00/00 1.201% 0.576% 10/10/01 18 3,433,460 8.6111% 01/00/00 1.257% 0.561% 09/10/01 22 5,048,538 8.6223% 01/00/00 1.517% 0.817% 08/10/01 20 9,977,180 8.6337% 01/00/00 1.359% 1.595% 07/10/01 25 5,165,084 8.6309% 01/00/00 1.676% 0.809% 06/11/01 21 6,456,433 8.6471% 01/00/00 1.384% 0.999% 05/10/01 22 5,202,395 8.6461% 01/00/00 1.430% 0.793% 04/10/01 18 4,173,137 8.6568% 01/00/00 1.154% 0.628% 03/12/01 14 2,196,169 8.6354% 01/00/00 0.887% 0.327% 02/12/01 12 3,262,954 8.6613% 01/00/00 0.753% 0.482% 01/10/01 21 6,300,461 8.6714% 01/00/00 1.308% 0.922% 12/11/00 17 5,606,101 8.6699% 01/00/00 1.045% 0.810% 11/10/00 18 6,416,216 8.6837% 01/00/00 1.095% 0.915% 10/10/00 9 1,371,617 8.6785% 01/00/00 0.541% 0.193% 09/11/00 15 4,496,886 8.6882% 01/00/00 0.897% 0.629% Distribution Date Remit 12/10/01 8.3812% 01/00/00 11/13/01 8.3906% 01/00/00 10/10/01 8.3879% 01/00/00 09/10/01 8.3989% 01/00/00 08/10/01 8.4103% 01/00/00 07/10/01 8.4078% 01/00/00 06/11/01 8.4237% 01/00/00 05/10/01 8.4229% 01/00/00 04/10/01 8.4334% 01/00/00 03/12/01 8.4126% 01/00/00 02/12/01 8.4379% 01/00/00 01/10/01 8.4480% 01/00/00 12/11/00 8.4467% 01/00/00 11/10/00 8.4603% 01/00/00 10/10/00 8.4553% 01/00/00 09/11/00 8.4648% Asset Backed Facts - Group 2 Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 12/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 1 952,002 0 01/00/00 0.189% 0.504% 0.000% 07/10/01 1 954,358 0 01/00/00 0.184% 0.485% 0.000% 06/11/01 2 931,708 0 01/00/00 0.358% 0.460% 0.000% 05/10/01 1 135,814 0 01/00/00 0.176% 0.066% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 1 719,013 0 01/00/00 0.163% 0.315% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 12/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 12/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 12/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 12/10/01 15 3,857,940 6.5313% 01/00/00 3.198% 2.332% 11/13/01 13 4,839,446 6.7461% 01/00/00 2.686% 2.843% 10/10/01 14 4,798,044 7.0453% 01/00/00 2.817% 2.728% 09/10/01 17 5,937,468 7.4394% 01/00/00 3.327% 3.268% 08/10/01 15 6,913,336 7.7209% 01/00/00 2.841% 3.661% 07/10/01 16 4,857,606 8.2776% 01/00/00 2.947% 2.469% 06/11/01 8 2,075,307 8.6776% 01/00/00 1.431% 1.024% 05/10/01 6 2,025,519 8.8849% 01/00/00 1.058% 0.985% 04/10/01 10 5,345,540 9.1310% 01/00/00 1.745% 2.563% 03/12/01 8 3,253,343 9.3811% 01/00/00 1.372% 1.515% 02/12/01 10 3,510,286 9.5461% 01/00/00 1.692% 1.604% 01/10/01 13 3,848,654 9.6263% 01/00/00 2.163% 1.724% 12/11/00 8 3,142,076 9.6217% 01/00/00 1.303% 1.376% 11/10/00 12 3,360,555 9.5943% 01/00/00 1.929% 1.447% 10/10/00 8 3,431,517 9.5231% 01/00/00 1.262% 1.451% 09/11/00 7 3,580,532 9.4026% 01/00/00 1.090% 1.485% Distribution Date Remit 12/10/01 6.3080% 01/00/00 11/13/01 6.5228% 01/00/00 10/10/01 6.8219% 01/00/00 09/10/01 7.2160% 01/00/00 08/10/01 7.4976% 01/00/00 07/10/01 8.0543% 01/00/00 06/11/01 8.4543% 01/00/00 05/10/01 8.6616% 01/00/00 04/10/01 8.9080% 01/00/00 03/12/01 9.1579% 01/00/00 02/12/01 9.3227% 01/00/00 01/10/01 9.4030% 01/00/00 12/11/00 9.3984% 01/00/00 11/10/00 9.3710% 01/00/00 10/10/00 9.2998% 01/00/00 09/11/00 9.1792% 01/00/00 Pool Total Distribution of Principal Balances Current Scheduled Number Balances of Loans 0.00to 100,000.00 236 100,000.01to 200,000.00 300 200,000.01to 300,000.00 334 300,000.01to 400,000.00 272 400,000.01to 500,000.00 177 500,000.01to 600,000.00 126 600,000.01to 700,000.00 104 700,000.01to 800,000.00 78 800,000.01to 900,000.00 73 900,000.01to 1,000,000.00 60 1,000,000.01to 1,100,000.00 32 1,100,000.01to 1,200,000.00 29 1,200,000.01to 1,300,000.00 17 1,300,000.01to 1,400,000.00 25 1,400,000.01to 1,500,000.00 10 1,500,000.01to 1,600,000.00 0 1,600,000.01to 1,700,000.00 0 1,700,000.01to 1,800,000.00 0 1,800,000.01to 1,900,000.00 0 1,900,000.01& Above 0 Total 1873 Current Scheduled Scheduled Based on Balances Balance Balance 0.00to 100,000.00 12,386,772.76 1.62% 100,000.01to 200,000.00 45,496,560.56 5.96% 200,000.01to 300,000.00 82,046,147.88 10.75% 300,000.01to 400,000.00 94,079,926.96 12.33% 400,000.01to 500,000.00 79,616,491.37 10.44% 500,000.01to 600,000.00 68,681,484.28 9.00% 600,000.01to 700,000.00 67,492,891.24 8.85% 700,000.01to 800,000.00 58,023,887.23 7.61% 800,000.01to 900,000.00 61,910,857.72 8.11% 900,000.01to 1,000,000.00 56,937,949.73 7.46% 1,000,000.01to 1,100,000.00 33,754,996.18 4.42% 1,100,000.01to 1,200,000.00 33,286,404.99 4.36% 1,200,000.01to 1,300,000.00 21,153,497.09 2.77% 1,300,000.01to 1,400,000.00 33,833,731.49 4.43% 1,400,000.01to 1,500,000.00 14,235,461.65 1.87% 1,500,000.01to 1,600,000.00 0.00 0.00% 1,600,000.01to 1,700,000.00 0.00 0.00% 1,700,000.01to 1,800,000.00 0.00 0.00% 1,800,000.01to 1,900,000.00 0.00 0.00% 1,900,000.01& Above 0.00 0.00% Total 762,937,061.13 100.00% Average Scheduled Balance is 401,757.27 Maximum Scheduled Balance is 1,452,957.16 Minimum Scheduled Balance is 640.63 Distribution of Mortgage Interest Rates Current Mortgage Number Scheduled Interest Rate of Loans Balance 7.00%or less 324131,478,992.90 7.00%to 7.25% 18 6,076,412.61 7.25%to 7.50% 43 12,961,364.27 7.50%to 7.75% 71 42,746,897.16 7.75%to 8.00% 152 89,159,813.75 8.00%to 8.25% 198102,955,277.22 8.25%to 8.50% 225103,934,604.93 8.50%to 8.75% 187 81,481,235.33 8.75%to 9.00% 180 78,341,178.61 9.00%to 9.25% 89 33,394,798.56 9.25%to 9.50% 109 30,579,005.10 9.50%to 9.75% 110 22,561,022.45 9.75%to 10.00% 52 9,614,749.87 10.00%to 10.50% 54 7,958,286.92 10.50%& Above 61 9,693,421.45 Total 1873762,937,061.13 Current Mortgage Based on Interest Rate Balance 7.00%or less 17.23% 7.00%to 7.25% 0.80% 7.25%to 7.50% 1.70% 7.50%to 7.75% 5.60% 7.75%to 8.00% 11.69% 8.00%to 8.25% 13.49% 8.25%to 8.50% 13.62% 8.50%to 8.75% 10.68% 8.75%to 9.00% 10.27% 9.00%to 9.25% 4.38% 9.25%to 9.50% 4.01% 9.50%to 9.75% 2.96% 9.75%to 10.00% 1.26% 10.00%to 10.50% 1.04% 10.50%& Above 1.27% Total 100.00% W/Avg Mortgage Interest Rate is 8.14880% Minimum Mortgage Interest Rate is 4.75000% Maximum Mortgage Interest Rate is 14.50000% Distribution of Property Types Number Scheduled Based on Property Types of Loans Balance Balance Industrial 591253,906,333.34 33.28% Office 508185,432,768.53 24.31% Multifamily 260109,912,440.77 14.41% Retail 270106,601,043.03 13.97% Mixed Use 149 65,352,293.90 8.57% Other 60 18,389,255.41 2.41% Mobile Home 13 11,529,596.92 1.51% Self Storage 15 8,519,095.39 1.12% Lodging 5 3,227,865.92 0.42% Health Care 2 66,367.92 0.01% Total 1873762,937,061.13 100.00% Geographic Distribution Geographic Number Scheduled Based on Location of Loans Balance Balance California 1234489,514,184.28 64.16% Washington 311134,850,102.02 17.68% Oregon 111 45,600,536.27 5.98% Nevada 96 40,768,399.98 5.34% Arizona 61 23,372,913.87 3.06% Texas 29 11,898,490.04 1.56% Idaho 22 11,112,413.08 1.46% Alaska 4 2,291,761.15 0.30% Illinois 3 1,429,169.75 0.19% Minnesota 1 1,178,191.56 0.15% Utah 1 920,899.13 0.12% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Total 1873762,937,061.13 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0.00 0.00% 1+ to 2 years 938438,908,764.99 57.53% 2+ to 3 years 513234,922,683.68 30.79% 3+ to 4 years 108 35,181,524.29 4.61% 4+ to 5 years 30 7,889,534.87 1.03% 5+ to 6 years 102 23,355,602.71 3.06% 6+ to 7 years 15 3,170,305.68 0.42% 7+ to 8 years 4 1,029,813.28 0.13% 8+ to 9 years 44 5,046,311.53 0.66% 9+ to 10 years 110 11,604,862.01 1.52% 10 years or more 9 1,827,658.09 0.24% Total 1873762,937,061.13 100.00% Weighted Avera 565.21% Distribution of Amortization Type Number Scheduled Based on Amortization Typeof Loans Balance Balance Fully Amortizing 772241,775,647.55 31.69% Amortizing Balloo 1101521,161,413.58 68.31% Total 1873762,937,061.13 100.00% Distribution of Remaining Term Fully Amortizing Fully Amortizing Number Scheduled Based on Mortgage Loans of Loans Balance Balance 60 months or less 215 25,474,785.94 3.34% 61 to 120 months 234 83,227,279.31 10.91% 121 to 180 months 323133,073,582.30 17.44% 181 to 240 months 0 0.00 0.00% 241 to 360 months 0 0.00 0.00% Total 772241,775,647.55 31.69% Weighted Avera 111 Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loans of Loans Balance Balance 12 months or less 113 37,441,644.33 4.91% 13 to 24 months 102 32,328,916.69 4.24% 25 to 36 months 104 43,367,417.88 5.68% 37 to 48 months 147 75,167,685.88 9.85% 49 to 60 months 207101,931,395.97 13.36% 61 to 120 months 423228,185,694.77 29.91% 121 to 180 months 5 2,738,658.06 0.36% 181 to 240 months 0 0.00 0.00% Total 1101521,161,413.58 68.31% Weighted Avera 54 Distribution of Maximum Rates Number Maximum Rates of Loans 0.00%to 0.00% 335 0.01%to 11.50% 23 11.51%to 12.00% 6 12.01%to 12.50% 1 12.51%to 13.00% 6 13.01%to 13.50% 8 13.51%to 14.00% 6 14.01%to 14.50% 10 14.51%to 15.00% 7 15.01%to 15.50% 25 15.51%to 16.00% 24 16.01%to 16.50% 8 16.51%to 17.00% 7 17.01%& 99.00% 3 Fixed Rate Mortgage 1404 Total 1873 Scheduled Maximum Rates Balance 0.00%to 0.00% 130,935,606.53 0.01%to 11.50% 7,513,086.19 11.51%to 12.00% 835,604.09 12.01%to 12.50% 332,635.33 12.51%to 13.00% 2,166,738.06 13.01%to 13.50% 2,079,570.18 13.51%to 14.00% 1,363,054.42 14.01%to 14.50% 1,896,324.22 14.51%to 15.00% 2,096,396.39 15.01%to 15.50% 5,838,844.97 15.51%to 16.00% 7,360,076.86 16.01%to 16.50% 1,713,717.91 16.51%to 17.00% 733,532.67 17.01%& 99.00% 555,075.08 Fixed Rate Mortgage 597,516,798.23 Total 762,937,061.13 Weighted Average for Mtge with a Maximum Ra 14.08% Based on Maximum Rates Balance 0.00%to 0.00% 17.16% 0.01%to 11.50% 0.98% 11.51%to 12.00% 0.11% 12.01%to 12.50% 0.04% 12.51%to 13.00% 0.28% 13.01%to 13.50% 0.27% 13.51%to 14.00% 0.18% 14.01%to 14.50% 0.25% 14.51%to 15.00% 0.27% 15.01%to 15.50% 0.77% 15.51%to 16.00% 0.96% 16.01%to 16.50% 0.22% 16.51%to 17.00% 0.10% 17.01%& 99.00% 0.07% Fixed Rate Mortgage 78.32% Total 100.00% Distribution of Indices of Mortgage Loans Number Scheduled Based on Indices of Loans Balance Balance Other 231 82,227,439.57 10.78% 6 Month LIBOR 149 59,899,745.77 7.85% WSJ Prime Rate 80 16,513,240.82 2.16% 3 Month LIBOR 5 4,939,458.01 0.65% 1 Month LIBOR 2 1,454,340.43 0.19% 1 Year CMT 1 295,367.35 0.04% WSJ Prime Rate 1 90,670.95 0.01% Fixed Rate Mortga 1404597,516,798.23 78.32% Total 1873762,937,061.13 100.00% Distribution of Payment Adjustment Payment AdjustmenNumber Scheduled Based on Frequency Loans Balance Balance One Month 2 1,454,340.43 0.19% Three Month 5 4,939,458.01 0.65% Six Month 460158,640,426.16 20.79% One Year 2 386,038.30 0.05% Fixed Rate Mortga 1404597,516,798.23 78.32% Total 1873762,937,061.13 100.00% Distribution of Interest Adjustment Interest AdjustmeNumber Scheduled Based on Frequency Loans Balance Balance One Month 2 1,454,340.43 0.19% Three Month 5 4,939,458.01 0.65% Six Month 460158,640,426.16 20.79% One Year 2 386,038.30 0.05% Fixed Rate Mortga 1404597,516,798.23 78.32% Total 1873762,937,061.13 100.00% Distribution of Minimum Rates Number Minimum Rates (1) of Loans 0.00%to 0.00% 415 0.01%to 4.00% 1 4.01%to 4.50% 9 4.51%to 4.75% 3 4.76%to 5.00% 0 5.01%to 5.25% 17 5.26%to 5.50% 1 5.51%to 5.75% 10 5.76%to 6.00% 3 6.01%to 6.25% 2 6.26%to 6.50% 1 6.51%to 7.00% 2 7.01%to 7.50% 3 7.51%& 99.00% 2 Fixed Rate Mortgage 1404 Total 1873 Scheduled Based on Minimum Rates (1) Balance Balance 0.00%to 0.00% 154,216,360.24 20.21% 0.01%to 4.00% 7,510.15 0.00% 4.01%to 4.50% 1,697,379.65 0.22% 4.51%to 4.75% 249,807.02 0.03% 4.76%to 5.00% 0.00 0.00% 5.01%to 5.25% 3,185,036.11 0.42% 5.26%to 5.50% 20,867.15 0.00% 5.51%to 5.75% 1,816,130.06 0.24% 5.76%to 6.00% 905,866.01 0.12% 6.01%to 6.25% 458,155.59 0.06% 6.26%to 6.50% 213,618.33 0.03% 6.51%to 7.00% 445,740.91 0.06% 7.01%to 7.50% 960,619.03 0.13% 7.51%& 99.00% 1,243,172.65 0.16% Fixed Rate Mortgage 597,516,798.23 78.32% Total 762,937,061.13 100.00% Weighted Averag 0.4168% Distribution of Mortgage Loan Margins Number Scheduled Mortgage Loan Margins Loans Balance No Margin 0.01%to 2.50% 252104,947,101.37 2.51%to 3.00% 153 50,444,064.39 3.01%to 3.25% 22 4,319,189.16 3.26%to 3.50% 27 3,961,497.24 3.51%to 3.75% 6 984,735.79 3.76%to 4.00% 5 541,188.68 4.01%to 4.25% 1 69,611.44 4.26%to 4.50% 1 45,130.91 0.00%& Above 1 63,335.62 Fixed Rate Mortgage 1405597,561,206.53 Total 1873762,937,061.13 (1) For adjustable mortgage loans where a minimum rate does not exist the gross margin was used. Based on Mortgage Loan Margins Balance 0.00%No Margin 0.00% 0.01%to 2.50% 13.76% 2.51%to 3.00% 6.61% 3.01%to 3.25% 0.57% 3.26%to 3.50% 0.52% 3.51%to 3.75% 0.13% 3.76%to 4.00% 0.07% 4.01%to 4.25% 0.01% 4.26%to 4.50% 0.01% 0.00%& Above 0.01% Fixed Rate Mortgage 78.32% Total 100.00% Weighted Average for Mtge with a Margin is 2.405% Specially Serviced Loan Detail Beginning Disclosure Scheduled Interest Maturity Control # Balance Rate Date 000000003064656 214,618.50 7.88% 10/01/08 000000008312647 543,778.26 5.88% 09/01/01 000000002015394 118,253.93 6.62% 11/01/01 000000002039030 703,556.85 8.25% 12/01/03 000000002041325 492,754.89 8.00% 08/01/06 Specially Disclosure Property Serviced Control # Type Status Code (1Comments 000000003064656 Office 0 0 000000008312647 Industrial 0 0 000000002015394 Office 0 0 000000002039030 Retail 0 0 000000002041325 Mixed Use 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (1) Legend : 1) Request for waiver of Prepayment Penalty 2) Payment default 3) Request for Loan Modification or Workout 4) Loan with Borrower Bankruptcy 5) Loan in Process of Foreclosure 6) Loan now REO Property 7) Loans Paid Off 8) Loans Returned to Master Servicer Modified Loan Detail Disclosure ModificationModification Control # Date Description 3102605 05/01/01the maturity date has been extended to 5/1/06. The interest rate has changed from 8.125% to 7.125% effective 5/1/01, the monthly P&I payment amount has 0 01/00/00changed to $9839.13 beginning June 1, 2001. 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 Dist. Disclosure Appraisal Appraisal Date Control # Date Value 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 Current Total 0.00 Cumulative 0.00 Dist. Beginning Gross Proceeds Date Scheduled Gross as a % of 01/00/00Balance Proceeds Sched Principal 01/00/00 0.00 0.00 01/00/00 0.00 0.00 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% Current Total 0.00 0.00 0.00% Cumulative 0.00 0.00 0.00 0.00 Dist. Aggregate Net Net Proceeds Date Liquidation Liquidation as a % of 01/00/00Expenses * Proceeds Sched. Balance 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% Current Total 0.00 0.00 0.00% Cumulative 0.00 0.00 0.00 0.00 Dist. Realized Date Loss 01/00/00 01/00/00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 Current Total 0.00 Cumulative 0.00 * Aggregate liquidation expenses also include outstanding P&I * advances and unpaid servicing fees, unpaid trustee fees, etc..